Exhibit 99.3

Additional Transactions by SJL LLC

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1.Title of     2. Transaction 2A. Deemed      3.           4. Securities Acquired (A) or  5. Amount of   6. Ownership  7. Nature of
Security       Date (Month/   Execution Date, Transaction  Disposed of (D)                Securities     Form: Direct  Indirect
(Instr. 3)     Day/Year)      if any (Month/  Code         (Instr. 3, 4 and 5)            Beneficially   (D) or        Beneficial
                              Day/Year)       (Instr. 8)                                  Owned          Indirect (I)  Ownership
                                                                                          Following      (Instr. 4)    (Instr. 4)
                                                                                          Reported
                                                                                          Transaction(s)
                                                                                          (Instr. 3 and
                                                                                          4)
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                                               Code    V    Amount  (A) or       Price
                                                                       (D)
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock   11/28/2007                        S         97       D          $70.40     1,544          I             See(3)
Common Stock   11/28/2007                        S         45       D          $70.43     1,499          I             See(3)
Common Stock   11/28/2007                        S         108      D          $70.44     1,391          I             See(3)
Common Stock   11/28/2007                        S         308      D          $70.45     1,083          I             See(3)
Common Stock   11/28/2007                        S         25       D          $70.46     1,058          I             See(3)
Common Stock   11/28/2007                        S         54       D          $70.50     1,004          I             See(3)
Common Stock   11/28/2007                        S         38       D          $70.60     966            I             See(3)
Common Stock   11/28/2007                        S         385      D          $71.14     581            I             See(3)
Common Stock   11/28/2007                        S         13       D          $71.15     568            I             See(3)
Common Stock   11/28/2007                        S         89       D          $71.23     479            I             See(3)
Common Stock   11/28/2007                        S         51       D          $71.24     428            I             See(3)
Common Stock   11/28/2007                        S         64       D          $71.33     364            I             See(3)
Common Stock   11/28/2007                        S         39       D          $71.37     325            I             See(3)
Common Stock   11/28/2007                        S         38       D          $71.39     287            I             See(3)
Common Stock   11/28/2007                        S         82       D          $71.40     205            I             See(3)
Common Stock   11/28/2007                        S         64       D          $71.41     141            I             See(3)
Common Stock   11/28/2007                        S         11       D          $71.53     130            I             See(3)
Common Stock   11/28/2007                        S         25       D          $71.60     105            I             See(3)





Explanation of Responses:

(3)  Reported securities were disposed of by S. Joshua Lewis LLC ("SJL LLC").   The reporting person is the sole member of
     SJL LLC and has voting and investment powers with respect to the securities beneficially owned by SJL LLC.  897 of the reported securities were reported on a previously filed Form 4 as being beneficially owned by the reporting person.  The reporting person contributed such securities to SJL LLC immediately prior to such disposition.  In addition, 770 of the reported securities were reported on a previously filed Form 4 as being beneficially owned by SRCGP.  SRCGP contributed such securities to SJL LLC immediately prior to such disposition.


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